SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported)
                         December 3, 2003


                  Williams Industries, Incorporated
     (Exact name of registrant as specified in its charter)


       Virginia            0-8190            54-0899518
   (State or other       (Commission      (I.R.S. Employer
   jurisdiction of       File Number)    identification No.)
    incorporation)

  8624 J.D. Reading Drive, Manassas, Virginia      20109
   (Address of Principal Executive Offices)      (Zip Code)

         P.O. Box 1770, Manassas, Virginia         20109
 (Mailing Address for Principal Executive Offices)

                         (703) 335-7800
     (Registrant's telephone number, including area code)

                         NOT APPLICABLE
    (Former names, former addresses and former fiscal year,
                 if changes since last report)



ITEM 5. Other Events and Regulation FD Disclosure.

     The Company is issuing a Press Release (see item 7(c)) announcing and discussing its financial results for the quarter ended October 31, 2003.


ITEM 7(c) Exhibits.  (99) Press Release Dated December 3, 2003.


                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          WILLIAMS INDUSTRIES, INCORPORATED


Date: December 3, 2003        /s/ Frank E. Williams, III
                          ---------------------------------
                          By: Frank E. Williams, III
                              President and CEO